UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 19, 2024
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0002029929
Wells Fargo Commercial Mortgage Trust 2024-C63
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0000850779
Wells Fargo Commercial Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0000740906
Wells Fargo Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001968416
Argentic Real Estate Finance 2 LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000835271
JPMorgan Chase Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001577313
National Cooperative Bank, N.A.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541502
Goldman Sachs Mortgage Company
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001755531
Societe Generale Financial Corporation
(Exact name of sponsor as specified in its charter)

North Carolina	333-257991-12	56-1643598
(State or other jurisdiction of incorporation)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

301 South College Street

Charlotte, North Carolina

28202
(Address of principal executive offices of the issuing entity) (Zip Code)

(704) 374-6161
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

On August 29, 2024, Wells Fargo Commercial Mortgage Securities, Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated and effective as of August 1, 2024 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as general master servicer, Argentic Services Company LP, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Deutsche Bank National Trust Company, as NCB co-trustee, of Wells Fargo Commercial Mortgage Trust 2024-C63, Commercial Mortgage Pass-Through Certificates, Series 2024-C63.

The certificates represent, in the aggregate, the entire beneficial ownership in Wells Fargo Commercial Mortgage Trust 2024-C63 (the “Issuing Entity”), a common law trust formed on August 29, 2024 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets are thirty (30) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on thirty (30) commercial, multifamily and/or residential cooperative properties.

The Mortgage Loan secured by the mortgaged property identified as “Bridge Point Rancho Cucamonga” on Exhibit B to the Pooling and Servicing Agreement (the “Bridge Point Rancho Cucamonga Mortgage Loan”), which is an asset of the Issuing Entity, is evidenced by one promissory note (“Note A-2-1”) and is part of a whole loan (the “Bridge Point Rancho Cucamonga Whole Loan”) that also includes seven (7) additional pari passu promissory notes and one (1) subordinate promissory note, each of which are not an asset of the Issuing Entity.  The rights of the holders of each of the promissory notes constituting the Bridge Point Rancho Cucamonga Whole Loan are governed by an agreement (the “Original Co-Lender Agreement”) previously filed as Exhibit 4.6 to the Form 8-K dated August 16, 2024 and filed on August 20, 2024 under Commission File No. 333-257991-12, with respect to the Issuing Entity.

On September 19, 2024, an agreement (the “Amended and Restated Co-Lender Agreement”) amending the Original Co-Lender Agreement, was entered into by and among Computershare Trust Company, National Association, as trustee for the benefit of the registered holders of the Wells Fargo Commercial Mortgage Trust 2024-BPRC, Commercial Mortgage Pass-Through Certificates, Series 2024-BPRC, as Note Holder of Note A-1, Computershare Trust Company, National Association, as trustee for the benefit of the registered holders of the Wells Fargo Commercial Mortgage Trust 2024-C63, Commercial Mortgage Pass-Through Certificates, Series 2024-C63, as Note Holder of Note A-2-1, Wells Fargo Bank, National Association, as Note Holder of Note A-2-2, Note A-4, Note A-5 and Note A-7, Computershare Trust Company, National Association, as trustee for the benefit of the registered holders of the BBCMS Mortgage Trust 2024-C28, Commercial Mortgage Pass-Through Certificates, Series 2024-C28, as Note Holder of Note A-3 and Note A-6, and Computershare Trust Company, National Association, as trustee for the benefit of the registered holders of the Wells Fargo Commercial Mortgage Trust 2024-BPRC, Commercial Mortgage Pass-Through Certificates, Series 2024-BPRC, as Note Holder of Note B.   The purpose of the amendment is generally to (i) reflect the severance of Original Note A-2 into two component promissory notes, Note A-2-1 and Note A-2-2 pursuant to Section 31 of the Amended and Restated Co-Lender Agreement, and (ii) identify Note A-2-1 as a “Control Eligible Note” pursuant to the Amended and Restated Co-Lender Agreement.  Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Amended and Restated Co-Lender Agreement filed as Exhibit 4.1 to this Form 8-K.

Pursuant to Section 2(h) of the Amended and Restated Co-Lender Agreement, in the event the holder of the Class HRR Certificates under the initial Lead Securitization Servicing Agreement for the Bridge Point Rancho Cucamonga Whole Loan exercises certain purchase rights under the initial Lead Securitization Servicing Agreement, upon consummation of the dissolution of the related trust, the Bridge Point Rancho Cucamonga Whole Loan will thereafter be serviced pursuant to the Pooling and Servicing Agreement.

Item 9.01.              Financial Statements and Exhibits.

                (d)           Exhibits

Exhibit No.           Description

Exhibit 4.1            Amended and Restated Co-Lender Agreement, entered into September 19, 2024 and dated as of June 28, 2024, by and among Computershare Trust Company, National Association, as trustee for the benefit of the registered holders of the Wells Fargo Commercial Mortgage Trust 2024-BPRC, Commercial Mortgage Pass-Through Certificates, Series 2024-BPRC, as Note Holder of Note A-1, Computershare Trust Company, National Association, as trustee for the benefit of the registered holders of the Wells Fargo Commercial Mortgage Trust 2024-C63, Commercial Mortgage Pass-Through Certificates, Series 2024-C63, as Note Holder of Note A-2-1, Wells Fargo Bank, National Association, as Note Holder of Note A-2-2, Note A-4, Note A-5 and Note A-7, Computershare Trust Company, National Association, as trustee for the benefit of the registered holders of the BBCMS Mortgage Trust 2024-C28, Commercial Mortgage Pass-Through Certificates, Series 2024-C28, as Note Holder of Note A-3 and Note A-6, and Computershare Trust Company, National Association, as trustee for the benefit of the registered holders of the Wells Fargo Commercial Mortgage Trust 2024-BPRC, Commercial Mortgage Pass-Through Certificates, Series 2024-BPRC, as Note Holder of Note B.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wells Fargo Commercial Mortgage Securities, Inc.
(Depositor)

/s/ Anthony J. Sfarra
Anthony J. Sfarra, President

Date:  September 25, 2024